Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ernest De Paolantonio, Chief Financial Officer of Journey Medical Corporation (the “Company”), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to the best of my knowledge, the Company’s quarterly report on Form 10-Q for the period ended September 30, 2022 (the “Report”) filed with the Securities and Exchange Commission:

•	Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ernest De Paolantonio
Ernest De Paolantonio
Chief Financial Officer
(Principal Financial Officer)
November 10, 2022